UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 School Street, 2nd Floor, Boston, MA	02108
(Address of Principal Executive Offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to A Vote of Security Holders.

As previously reported, on June 20, 2023 Allarity Therapeutics, Inc. (the “Company”) special meeting of stockholders was adjourned to Friday, June 23, 2023. The Company held the adjourned special meeting of stockholders on June 23, 2023 (the “Special Meeting”). Two (2) proposals were submitted to the stockholders of record for a vote at the Special Meeting, as described in detail in the Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on June 6, 2023 (the “Proxy Statement”).

Proposal 1 and Proposal 2 were approved at the Special Meeting. The final results of the votes for all the proposals are as follows:

Proposal 1: To approve an amendment to our Certificate of Incorporation, as amended, in substantially the form attached to the Proxy Statement as Appendix A, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.0001 per share, at a ratio between 1-for-15 and 1-for-50 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board, subject to the consent of the holder of Series A Preferred Stock (the “Reverse Stock Split Proposal”) and included in a public announcement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,984,901	7,906,612	40,629	-

Proposal 2: To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the Reverse Stock Split Proposal (“Adjournment Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,928,931	4,899,237	103,974	-

For more information about the foregoing proposals, the required vote for each proposal, the voting rights associated with the Common Stock and Series A Preferred Stock, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. No other matters were considered or voted upon at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ Joan Brown
Joan Brown Chief Financial Officer

Dated: June 23, 2023